[EXHIBIT 10.1.21]


                        Eugene L. Girden
                         Attorney At law

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                      218 West 40th Street
                            7th Floor
                       New York, NY 10018
                         (212) 869-4900
                      Fax:  (212) 764-8618
                     Email: egirden@aol.com

                      FACSIMILE COVER SHEET

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                Date:     June 26, 2003
                To:       Miracle Entertainment, Inc.
                          Attn:  Mr. Jon Daly, Chairman

                Fax No:   (323) 904-5201

                Subject:  THE GARRISON

                No. of Pages: two (2)

                Sender:   EUGENE L. GIRDEN

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   YOU SHOULD RECEIVE (2) PAGES INCLUDING THIS COVER SHEET. IF YOU
   DO NOT RECEIVE ALL THE PAGES, PLEASE CALL (212) 869-4900


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   Dear John:

          As requested by you, forwarded is a re-draft of Par. 2. I trust that this is now satisfactory to you and that you will promptly return a signed copy to me, together with a $10,000 check made payable to "Lance Miccio". It will probably be simpler if you mail the check directly to Lance at 4514 Delaware Drive, Easton PA 18046. Many thanks.

                         (sig.)
                         Gene Girden

     cc:  Lance Miccio - by fax - (610) 330-9940





























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                        Eugene L. Girden
                         Attorney at Law

                                  218 WEST 40TH STREET, 7TH FLOOR
                                         NEW YORK, NEW YORK 10018
                                             TEL:  (212) 869-4900
                                             FAX:  (212) 764-8618
                                           EMAIL: EGIRDEN@AOL.COM
                                                  ----------------
                          June 26, 2003

     Mr. John Daly, Chairman
     Miracle Entertainment
     8730 West Sunset Boulevard
     West Hollywood, CA 90060

         Re:  THE GARRISON

     Dear John:

         This letter will memorialize our conversation of today, and serve as a preliminary agreement between you and my client, Lance Miccio [Shark Bay Productions LLC], with respect to a motion picture to be based on the original screenplay/treatment/concept bearing the working title of THE GARRISON, as follows:



     1. Lance Miccio will be a Co-Producer of the motion picture, for which he will receive a fee of $100,000 as against 15% of 100% of not profits derived from all exploitation and use of the motion picture.

     2. Miccio, at this time, will receive a $10,000 advance on the Co-Producer's $100,000 fee, which will serve to acquire all of Miccio's materials, to date, with an option to acquire future materials with respect to THE GARRISON. If, for any reason, principal photography does commence by April 2004, you will pay to Miccio an additional $5,000 advance against his 15% of 100% of not profits.

     3. You have notified Miccio that you have retained a writer, Peter Rocco, to do a screenplay based on Miccio's materials. Miccio will receive a screen credit "Based on an original story by Lance Miccio", or words to that effect. If any of Miccio's screenplay is incorporated into the final screenplay, Miccio will receive screenplay credit.

     4. If you require Miccio to do any traveling with respect to the motion picture, you will pay business class travel expenses.

          It is represented by you that you intend to commence principal photography sometime in October, 2003, but in no event later than April 2004. If the above conforms to your understanding, please sign where indicated below. Lance greatly looks forward to working with you on this project, as do I.

                                       Sincerely,


                                       (sig.)
                                       Eugene L. Girden



      Agreed to this   day of June, 2003
      MIRACLE ENTERTAINMENT, INC.


                (sig.)
      By
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             John Daly, Chairman



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